SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934






Date of Report (date of earliest event reported):  SEPTEMBER 18, 2001


                     PEOPLES BANCORP OF NORTH CAROLINA, INC.
                     ---------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          NORTH CAROLINA                000-27205                56-2132396
          --------------                ---------                ----------
   (State or Other Jurisdiction    (Commission File No.)       (IRS  Employer
         of Incorporation)                                   Identification No.)



          518  WEST  C  STREET
          NEWTON,  NORTH  CAROLINA                           28658
          ------------------------                           -----
     (Address of Principal Executive Offices)              (Zip Code)



                                 (828) 464-5620
                                ---------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     Peoples Bank, Newton, NC the operating subsidiary of Peoples Bancorp of North Carolina, Inc. (Nasdaq: PEBK) has announced new titles and definitions for the Bank's most senior executive officers. The new titles and definitions and related appointments are intended to prepare the Bank for future growth and the accomplishment of strategic initiatives.

     The Bank's senior executive officers will be President and Chief Executive Officer, Executive Vice President and Chief Administrative Officer, Executive Vice President and Chief Financial Officer, Executive Vice President and Chief Banking Officer, Executive Vice President and Chief Operations Officer, and Secretary.

     The persons who will serve in these positions are as follows:

     President  and  CEO                      Tony  W.  Wolfe

     Executive  Vice  President  and
       Chief  Administrative  Officer         Joseph F. Beaman, Jr.

     Executive  Vice  President  and
       Chief  Banking  Officer                Lance  A.  Sellers

     Executive  Vice  President  and
       Chief  Operations  Officer             William  D.  Cable

     Secretary                                Joseph F. Beaman, Jr.

The Bank expects to name a new Executive Vice President and Chief Financial Officer in the future. In the meantime, Tony Wolfe will serve as interim Chief Financial Officer.

It is expected that the Bank's parent company, Peoples Bancorp of North Carolina, Inc. will adopt the same officer positions and appoint the same officers to fill them at its next meeting.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PEOPLES  BANK


                                           By:   /s/ Tony  W.  Wolfe
                                              -----------------------------
                                                 Tony  W.  Wolfe
Date:  September 21, 2001                        President  and  CEO


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     This  Form  8-K  contains  forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in interest rate environment, management's business strategy, national, regional, and local market conditions and legislative and regulatory conditions.
     Readers should not place undue reliance on forward-looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. Readers should also carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission.



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